FUND SYMBOLS	CLASS A	CLASS B	CLASS C	CLASS M	CLASS R	CLASS Y
	PGFFX	PGFOK	PGFDX	PGFMX	PGFRX	PGFYX

Putnam Global Financials Fund

Summary prospectus 12|30|12

A world of investing.℠

Putnam INVESTMENTS

Putnam Global Financials Fund

Before you invest, you may wish to review the fund’s prospectus, which contains more information about the fund and its risks. You may obtain the prospectus and other information about the fund, including the statement of additional information (SAI) and most recent reports to shareholders, at no cost by visiting putnam.com/funddocuments, calling 1-800-225-1581, or e-mailing Putnam at funddocuments@putnam.com.

The fund’s prospectus and SAI, both dated 12/30/12, are incorporated by reference into this summary prospectus.

Goal

Putnam Global Financials Fund seeks capital appreciation.

Fees and expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Putnam funds. More information about these and other discounts is available from your financial advisor and in How do I buy fund shares? beginning on page 57 of the fund’s prospectus and in How to buy shares beginning on page II-1 of the fund’s statement of additional information (SAI).

Shareholder fees (fees paid directly from your investment)

		Maximum deferred
	Maximum sales	sales charge (load) (as
	charge (load)	a percentage of original	Redemption fee
	imposed on purchases	purchase price or	(as a percentage of
	(as a percentage of	redemption proceeds,	total redemption
Share class	offering price)	whichever is lower)	proceeds)****

Class A	5.75%	1.00%*	1.00%
Class B	NONE	5.00%**	1.00%
Class C	NONE	1.00%***	1.00%
Class M	3.50%	0.65%*	1.00%
Class R	NONE	NONE	1.00%
Class Y	NONE	NONE	1.00%

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Annual fund operating expenses

(expenses you pay each year as a percentage of the value of your investment)

						Total
						annual fund
						operating
						expenses
		Distri-		Total		after
		bution and		annual fund	Expense	expense
Share	Manage-	service	Other	operating	reimburse-	reimburse-
class	ment fees	(12b-1) fees	expenses	expenses	ment#	ment

Class A	0.64%	0.25%	1.30%	2.19%	(0.78)%	1.41%
Class B	0.64%	1.00%	1.30%	2.94%	(0.78)%	2.16%
Class C	0.64%	1.00%	1.30%	2.94%	(0.78)%	2.16%
Class M	0.64%	0.75%	1.30%	2.69%	(0.78)%	1.91%
Class R	0.64%	0.50%	1.30%	2.44%	(0.78)%	1.66%
Class Y	0.64%	N/A	1.30%	1.94%	(0.78)%	1.16%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

**** This fee applies only to shares purchased before 1/2/2013.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through 12/30/2013. This obligation may be modified or discontinued only with approval of the Board of Trustees.

Example

The following hypothetical example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in the fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that the fund’s operating expenses remain the same. Only the first year of each period in the example takes into account the expense reimbursement described above. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years

Class A	$710	$1,150	$1,615	$2,896
Class B	$719	$1,136	$1,679	$3,028
Class B (no redemption)	$219	$836	$1,479	$3,028
Class C	$319	$836	$1,479	$3,206
Class C (no redemption)	$219	$836	$1,479	$3,206
Class M	$537	$1,085	$1,658	$3,211
Class R	$169	$686	$1,230	$2,717
Class Y	$118	$534	$975	$2,201

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Portfolio turnover

The fund pays transaction-related costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the above example, affect fund performance. The fund’s turnover rate in the most recent fiscal year was 68%.

Investments, risks, and performance

Investments

For this non-diversified fund concentrating in the financial industries, we invest mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that we believe have favorable investment potential. Potential investments include commercial and investment banks, savings and loan organizations, brokerage and asset management firms, insurance companies and real estate investment trusts and real estate investment and development companies. We may purchase stocks of companies with stock prices that reflect a value lower than that which we place on the company. We also consider other factors that we believe will cause the stock price to rise. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. We may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes, and may engage in short sales of securities.

Risks

It is important to understand that you can lose money by investing in the fund.

The prices of stocks in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. These risks are generally greater for small and midsize companies. Financial services companies may be affected by the availability and cost of capital; changes in interest rates, insurance claims activity, industry consolidation and general economic conditions; and reduced profitability from limitations on loans and interest rates and fees charged as a result of extensive government regulations. Our policy of concentrating on a limited group of industries and the fund’s “non-diversified”

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status, which means the fund has the ability to invest a greater percentage of its assets in fewer issuers than a “diversified fund,” can increase the fund’s vulnerability to adverse developments affecting a single industry or issuer, which may result in greater losses and volatility for the fund. The value of international investments traded in foreign currencies may be adversely impacted by fluctuations in exchange rates. International investments, particularly investments in emerging markets, may carry risks associated with potentially less stable economies or governments (such as the risk of seizure by a foreign government, the imposition of currency or other restrictions, or high levels of inflation or deflation), and may be illiquid. Our use of derivatives may increase these risks by increasing investment exposure or, in the case of many over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our use of short selling may result in losses if the securities appreciate in value.

The fund may not achieve its goal, and it is not intended to be a complete investment program. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The performance information below gives some indication of the risks associated with an investment in the fund by showing the fund’s performance year to year and over time. The bar chart does not reflect the impact of sales charges. If it did, performance would be lower. Please remember that past performance is not necessarily an indication of future results. Monthly performance figures for the fund are available at putnam.com.

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Average annual total returns after sales charges
(for periods ending 12/31/11)

		Since inception
Share class	1 year	(12/18/08)

Class A before taxes	–24.94%	1.47%
Class A after taxes on distributions	–25.42%	0.19%
Class A after taxes on distributions and sale of fund shares	–16.10%	0.88%
Class B before taxes	–24.83%	1.81%
Class C before taxes	–21.62%	2.73%
Class M before taxes	–23.52%	1.75%
Class R before taxes	–20.51%	3.23%
Class Y before taxes	–20.11%	3.75%
MSCI World Financials Index (ND) (no deduction for fees,
expenses or taxes other than withholding taxes on reinvested dividends)	–18.49%	3.82%

After-tax returns reflect the historical highest individual federal marginal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown for class A shares only and will vary for other classes. These after-tax returns do not apply if you hold your fund shares through a 401(k) plan, an IRA, or another tax-advantaged arrangement.

Your fund’s management

Investment advisor

Putnam Investment Management, LLC

Portfolio managers

David Morgan, Analyst, portfolio manager of the fund since 2008

Jacquelyn Cavanaugh, Analyst, portfolio manager of the fund since 2012

Purchase and sale of fund shares

You can open an account, purchase and/or sell fund shares, or exchange them for shares of another Putnam fund by contacting your financial advisor or by calling Putnam Investor Services at 1-800-225-1581.

When opening an account, you must complete and mail a Putnam account application, along with a check made payable to the fund, to: Putnam Investor Services, P.O. Box 8383, Boston, MA 02266-8383. The minimum initial investment of $500 is currently waived, although Putnam reserves the right to reject initial investments under $500 at its discretion. There is no minimum for subsequent investments.

You can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange (NYSE) is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply.

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Tax information

The fund’s distributions will be taxed as ordinary income or capital gains unless you hold the shares through a tax-advantaged arrangement, in which case you will generally be taxed only upon withdrawal of monies from the arrangement.

Financial intermediary compensation

If you purchase the fund through a broker/dealer or other financial intermediary (such as a bank or financial advisor), the fund and its related companies may pay that intermediary for the sale of fund shares and related services. Please bear in mind that these payments may create a conflict of interest by influencing the broker/dealer or other intermediary to recommend the fund over another investment. Ask your advisor or visit your advisor’s website for more information.

Additional information, including current performance, is available at putnam.com/funddocuments, by calling 1-800-225-1581, or by e-mailing Putnam at funddocuments@putnam.com.

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Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

NP720 278494 12/12 Putnam Retail Management